                                                                      EXHIBIT 99

Chemical Bank, Trustee                                                Determination Date:           02-Aug-96
Manufactured Housing Contracts                                        Remittance Date:              07-Aug-96
Senior/Subordinated Pass-Through Certificates Series 1996B            For the Period Ended:         25-Jul-96

Information for Clauses (a) through (s), Section 7.01
                                                                     Class A-1        Class A-2        Class A-3        Class A-4
 (a) Class A and Class B Distribution Amounts                       1,126,847.76       165,939.37       120,818.63        76,366.67

 (b) Formula Principal Distribution Amount
     (a) Scheduled Principal Due                                      358,159.67
     (b) Partial Prepayments Received                                  33,340.73
     (c) Principal Payments in Full (Scheduled Balance)               564,979.36
     (d) Liquidated Contract Scheduled Balance                              0.00
     (e) Section 3.05 Purchase Scheduled Balance                            0.00
     (f)  Previously Undistributed Shortfalls in (a) through (e)            0.00
                                                                   -------------    -------------    -------------    -------------
Total Principal Distribution                                          956,479.76             0.00             0.00             0.00

 (c) Interest Distribution                                            170,368.00       165,939.37       120,818.63        76,366.67
     Unpaid Interest Shortfall                                              0.00             0.00             0.00             0.00
                                                                   -------------    -------------    -------------    -------------
Total Interest Distribution                                           170,368.00       165,939.37       120,818.63        76,366.67

 (d) Beginning Class A and Class B Principal Balance               31,944,000.00    29,610,000.00    20,786,000.00    12,640,000.00
     Less: Principal Distribution                                     956,479.76             0.00             0.00             0.00
                                                                   -------------    -------------    -------------    -------------
     Remaining Class A and Class B Principal Balance               30,987,520.24    29,610,000.00    20,786,000.00    12,640,000.00

 (e) Fees Due Servicer
     Monthly Servicing Fee                                            143,609.38       (h)     Pool Factor
     Section 8.06 Reimbursement Amount                                      0.00        Class A-1       0.97005761
     Section 6.02 Reimbursement Amount                                  2,000.00        Class A-2       1.00000000
     Reimburseable Fees                                                     0.00        Class A-3       1.00000000
                                                                                        Class A-4       1.00000000
                                                                   -------------
Total Fees Due Servicer                                               145,609.38        Class A-5       1.00000000
                                                                                        Class A-6       1.00000000
                                                                                        Class B-1       1.00000000
                                                                                        Class B-2       1.00000000
                                             No. of                 Unpaid Principal
 (f) Delinquency                            Contracts                   Balance
       31-59 Days Delinquent                    35                       910,519
       60-89 Days Delinquent                     3                       126,136
       90+ Days Delinquent                       0                             0

 (g) Section 3.05 Repurchases                                               0.00

 (i) Class R Distribution Amount                                      182,803.28
     Reposession Profits                                                    0.00

 (j) Principal Balance of Contracts in Repossession                         0.00

 (k) Aggregate Net Liquidation Losses                                       0.00

 (l) (x) Class B-2 Formula Distribution Amount                         42,652.50
     (y) Remaining Amount Available                                   225,455.78
                                                                   -------------
     Amount of (x) over (y)                                                 0.00

 (m) Class B-2 Liquidation Loss Amount                                      0.00

 (n) Guarantee Payment                                                      0.00

 (o) Unadvanced Shortfalls                                                  0.00

 (p) Number of units repossessed                                               0

 (q) Principal Prepayments paid                                       598,320.09

 (r) Scheduled Principal Payments                                     358,159.67

 (s) Weighted Average Interest Rate                                        12.00%



                                                                     Class A-5        Class A-6        Class B-1        Class B-2
 (a) Class A and Class B Distribution Amounts                         108,980.81        72,154.58        53,251.00        42,652.50

 (b) Formula Principal Distribution Amount
     (a) Scheduled Principal Due
     (b) Partial Prepayments Received
     (c) Principal Payments in Full (Scheduled Balance)
     (d) Liquidated Contract Scheduled Balance
     (e) Section 3.05 Purchase Scheduled Balance
     (f)  Previously Undistributed Shortfalls in (a) through (e)
                                                                   -------------    -------------     ------------     ------------
Total Principal Distribution                                                0.00             0.00             0.00             0.00

 (c) Interest Distribution                                            108,980.81        72,154.58        53,251.00        42,652.50
     Unpaid Interest Shortfall                                              0.00             0.00             0.00             0.00
                                                                   -------------    -------------     ------------     ------------
Total Interest Distribution                                           108,980.81        72,154.58        53,251.00        42,652.50

 (d) Beginning Class A and Class B Principal Balance               17,379,000.00    11,030,000.00     8,272,000.00     6,204,000.00
     Less: Principal Distribution                                           0.00             0.00             0.00             0.00
                                                                   -------------    -------------     ------------     ------------
     Remaining Class A and Class B Principal Balance               17,379,000.00    11,030,000.00     8,272,000.00     6,204,000.00

 (e) Fees Due Servicer
     Monthly Servicing Fee                                       Original Balance            Rate
     Section 8.06 Reimbursement Amount                             31,944,000.00            6.400%
     Section 6.02 Reimbursement Amount                             29,610,000.00            6.725%
     Reimburseable Fees                                            20,786,000.00            6.975%
                                                                   12,640,000.00            7.250%
Total Fees Due Servicer                                            17,379,000.00            7.525%
                                                                   11,030,000.00            7.850%
                                                                    8,272,000.00            7.725%
                                                                    6,204,000.00            8.250%

Chemical Bank, Trustee                                                Determination Date:           02-Aug-96
Manufactured Housing Contracts                                        Remittance Date:              07-Aug-96
Senior/Subordinated Pass-Through Certificates Series 1996B            For the Period Ended:         25-Jul-96


                        Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                                           2,079,804.09
     Certificate Account Balance at Monthly Cutoff-SubServicer                                             91,930.61
(ii) Monthly Advance made                                                                                       0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                                        1,078.04
(iii)Section 5.05 Certificate Fund Income-SubServicer                                                           0.00
(v)  Principal due Holders                                                                                      0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                                            77,388.76
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                                                0.00
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Dueeler                                                                        0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                                      0.00
   (iii) Monthly Servicing Fee                                                                            143,609.38
   (iv)  Reimburseable Liquidation Expenses                                                                 2,000.00
   (v)   Section 6.04 (c) reimbursement                                                                         0.00
   (vi)  Section 8.06 reimbursement                                                                             0.00
   (vii) Amounts not required to be deposited-SubServicer                                                       0.00

Total Due Servicer                                                                                        145,609.38

Available Distrubution Amount-Vanderbilt                                                                1,857,883.99
Available Distrubution Amount-SubServicer                                                                  91,930.61
To Class A and B                                                                                        1,767,011.32

Monthly Excess Cashflow                                                                                   182,803.28

Weighted Average Remaining Term (months)                                                                      151.70

         Scheduled Balance Computation


         Prior Month Balance                                                                          137,865,000.00


         Current Balance                                            136,934,562.24
                                   Adv Principal                         17,084.90
                                   Del Principal                         43,126.90
         Pool Scheduled Balance                                                                       136,908,520.24


         Principal Payments in Full                                     564,979.36
         Partial Prepayments                                             33,340.73

         Scheduled Principal                                            358,159.67


         Collateral Balance                                                                 --        136,934,562.24